UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLUE RIDGE BANKSHARES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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May 18, 2020

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Blue Ridge Bankshares, Inc. (the “Company”) on June 30, 2020, at 9:00 a.m. Eastern Time. Due to the current coronavirus (COVID-19) pandemic and in support of the health of our shareholders, directors and employees, the Company’s Board of Directors has determined that the Annual Meeting will be conducted exclusively as a “virtual meeting” of shareholders via online live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.meetingcenter.io/238238078. We believe that hosting a virtual meeting this year will enable greater shareholder attendance and participation.

At the meeting, you will be asked to consider and vote on the following proposals:

1.	to elect four Company directors for a term of three years each, one Company director for a term of two years, and one Company director for a term of one year;

2.	to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 25,000,000;

3.	to approve the Blue Ridge Bankshares, Inc. Equity Incentive Plan; and

4.	to ratify the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020.

You will find information regarding these matters in the Proxy Statement.

You may vote your shares through the Internet, by telephone, by regular mail (if you receive a proxy card), or virtually at the Annual Meeting. On or about May 18, 2020, we mailed our shareholders a Notice containing instructions on how to obtain the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2019 on the Internet and how to vote their shares. You may read, print or download the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 at www.investorvote.com/BRBS. You may request paper copies of these materials as well by following the instructions on the Notice. If you receive a proxy card, it also contains instructions regarding how to vote through the Internet, by telephone, by regular mail (if you receive a proxy card), or virtually at the Annual Meeting.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, please take time to vote now so that your shares are represented at the meeting. We appreciate your continued support.

Sincerely,

Brian K. Plum
President and Chief Executive Officer

BLUE RIDGE BANKSHARES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual Meeting of Shareholders of Blue Ridge Bankshares, Inc. (the “Company”) will be held on June 30, 2020, at 9:00 a.m. Eastern Time. The Annual Meeting will be conducted exclusively as a “virtual meeting” of shareholders via online live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.meetingcenter.io/238238078.

At the meeting, you will be asked to consider and vote on the following proposals:

1.	to elect four Company directors for a term of three years each, one Company director for a term of two years, and one Company director for a term of one year;

2.	to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 25,000,000;

3.	to approve the Blue Ridge Bankshares, Inc. Equity Incentive Plan; and

4.	to ratify the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020.

Only shareholders of record at the close of business on May 4, 2020 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

Amanda G. Story
Corporate Secretary

May 18, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: A complete set of proxy materials relating to the Annual Meeting, including the Company’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019, is available on the Internet at www.investorvote.com/BRBS.

On or about May 18, 2020, we mailed our shareholders a Notice containing instructions on how to obtain the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2019 on the Internet and how to vote their shares. If you are a registered shareholder, please follow the instructions on your proxy card (if you receive one) or on such Notice regarding how to obtain the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2019 on the Internet and how to vote your shares.

If your shares of the Company’s common stock are held by a broker or other custodian, then that organization is considered the shareholder of record and the shares are considered held in “street name”. The Company provided its proxy materials to the shareholder of record for distribution to you along with your voting instructions. As the beneficial owner of the shares, you have the right to direct the shareholder of record how to vote your shares. Check the information forwarded to you by the shareholder of record to see which voting methods are available to you. As a beneficial owner, you must register in advance to attend the Annual Meeting virtually on the Internet. Additional instructions are included in the Proxy Statement.

BLUE RIDGE BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 30, 2020

General

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Blue Ridge Bankshares, Inc. (the “Company”) for the Company’s Annual Meeting of Shareholders to be held on June 30, 2020 (the “Annual Meeting”), at the time and for the purposes set forth in the accompanying Notice of the Annual Meeting. The Annual Meeting will be conducted exclusively as a “virtual meeting” of shareholders via online live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.meetingcenter.io/238238078. The date of this Proxy Statement is May 18, 2020 and the approximate mailing date of the Notice containing instructions on how to obtain the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2019 on the Internet is May 18, 2020.

In this Proxy Statement, we refer to Blue Ridge Bankshares, Inc. and its subsidiaries as a combined entity as the “Company” unless the context requires otherwise or unless otherwise noted, and we refer to Blue Ridge Bank, National Association as the “Bank.”

Business Items of the Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	to elect four Company directors for a term of three years each, one Company director for a term of two years and one Company director for a term of one year;

2.	to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 25,000,000;

3.	to approve the Blue Ridge Bankshares, Inc. Equity Incentive Plan; and

4.	to ratify the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020.

Shareholders will also be asked to vote on any other matters which may properly come before the Annual Meeting. Management knows of no other business to be brought before the meeting. However, if other matters do properly come before the Annual Meeting, the persons named as proxies possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

Recommendation of the Board of Directors

The Board recommends that you vote “FOR” the election of the director nominees named in this Proxy Statement, “FOR” approval of the amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock, “FOR” approval of the Blue Ridge Bankshares, Inc. Equity Incentive Plan and “FOR” ratification of the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020.

Record Date and Voting Rights of Shareholders

Only shareholders of record of the Company’s common stock at the close of business on May 4, 2020 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of the Company’s common stock outstanding and entitled to vote as of the close of business on May 4, 2020 was 5,659,485. The Company has no other class of stock outstanding. Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

Quorum

The presence in person or by proxy, of holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions will be included in determining the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. If a shareholder holds shares in “street name” through a broker or other custodian, those shares will not be counted for purposes of determining the presence of a quorum unless the broker or other custodian has been instructed to vote on at least one of the proposals at the Annual Meeting.

Vote Required

With respect to Proposal 1, the nominees for election who receive the greatest number of affirmative votes cast, whether during the Annual Meeting or by proxy, even if less than a majority, will be elected directors. If you (1) fail to submit a proxy or vote during the Annual Meeting, (2) mark “Withhold” on your proxy for any nominee, or (3) fail to instruct your broker or other custodian how to vote with respect to Proposal 1, it will have no effect on the proposal.

With respect to Proposal 2, approval of the amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock requires the affirmative vote of more than two-thirds of the outstanding shares of the Company’s common stock. If you (1) fail to submit a proxy or vote during the Annual Meeting, (2) mark “Abstain” for Proposal 2, or (3) fail to instruct your broker or other custodian how to vote with respect to Proposal 2, it will have the same effect as a vote “Against” the proposal.

With respect to Proposal 3, approval of the Blue Ridge Bankshares, Inc. Equity Incentive Plan requires that the votes cast for such proposal exceed the votes cast against such proposal. If you (1) fail to submit a proxy or vote during the Annual Meeting, (2) mark “Abstain” for Proposal 3, or (3) fail to instruct your broker or other custodian how to vote with respect to Proposal 3, it will have no effect on the proposal.

With respect to Proposal 4, approval of the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020 requires that the votes cast for such proposal exceed the votes cast against such proposal. If you (1) fail to submit a proxy or vote during the Annual Meeting, (2) mark “Abstain” for Proposal 4, or (3) fail to instruct your broker or other custodian how to vote with respect to Proposal 4, it will have no effect on the proposal.

Voting Shares Held in Accounts with Brokerage Firms and Similar Organizations

If your shares are held in an account with a broker or other custodian, then your shares are held in “street name.” The firm that holds your shares, or its nominee, is considered the registered shareholder for purposes of voting at the Annual Meeting, and you are considered the beneficial owner. As a beneficial owner, you have the right to direct the firm how to vote the shares held for you, and you must follow the instructions of that firm in order to vote your shares or to change a previously submitted voting instruction. If the firm does not receive instructions from you on how to vote your shares on a non-routine matter, that firm does not have the authority to vote on that matter with respect to your shares. Check the information forwarded to you by the firm to see which voting methods are available to you. If your shares are held through a broker or other custodian and you wish to revoke your proxy or change your vote, you should contact that organization.

As a beneficial owner, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to the Company’s transfer agent, Computershare, Inc. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 25, 2020.

You will receive a confirmation of your registration by email after Computershare, Inc. receives your registration materials. Requests for registration should be directed to Computershare, Inc. at the following:

By email:	Forward the email from your broker or other custodian, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare, Inc.
Blue Ridge Bankshares, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Voting on Routine and Non-Routine Matters

If you own shares that are held in street name, and you do not provide the firm that holds the shares with specific voting instructions, then, under applicable rules, the firm that holds the shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the firm that holds such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that firm will inform the inspector of election of the Annual Meeting that it does not have the authority to vote on the matter with respect to the shares. This is generally referred to as a “broker non-vote.”

Proposal 1 (election of directors), Proposal 2 (amendment to articles of incorporation) and Proposal 3 (equity incentive plan) in this Proxy Statement are matters that are considered non-routine under applicable rules. A broker or other custodian cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with such proposals. Proposal 4 (independent registered public accounting firm) is considered a routine matter. A broker or other custodian generally may vote on routine matters, and therefore we expect no broker non-votes in connection with Proposal 4.

Revocation and Voting of Proxies

Execution or submission of a proxy will not affect a registered shareholder’s right to attend the Annual Meeting via the Internet and vote during the meeting. Any registered shareholder who has executed or submitted a proxy may revoke it by attending the Annual Meeting via the Internet and voting during the meeting. A registered shareholder may also revoke his or her proxy at any time before it is exercised by filing a written notice with the Corporate Secretary of the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted during, any adjourned session of the Annual Meeting.

If your shares are held in street name, please follow the instructions delivered with the notice from your broker or other custodian or contact them for instructions on how to change or revoke your vote.

How Shares will be Voted

Shares represented by proxies will be voted at the Annual Meeting as follows:

•	Properly Completed Proxies – Shares represented by a properly completed proxy that contains voting instructions will be voted in accordance with the voting instructions specified in the proxy.

•

Proxies Without Voting Instructions – Shares represented by proxies that are properly signed and dated or submitted via the Internet but which do not contain voting instructions will be voted in accordance with the Board’s recommendations set forth above.

•

Abstentions – We will count a properly executed or submitted proxy indicating “Abstain” for purposes of determining whether there is a quorum present at the Annual Meeting, but the shares represented by that proxy will not be voted at the Annual Meeting.

•

Broker Non-votes – Your broker or other custodian may not vote your shares for you with respect to Proposals 1, 2 and 3, unless you provide instructions to your broker or other custodian on how to vote them. You should follow the directions provided by your broker or other custodian regarding how to instruct your broker or other custodian to vote your shares. If you do not do this, your broker or other custodian may not vote your shares with respect to Proposals 1, 2 and 3 (a broker non-vote).

A properly submitted proxy indicating “withhold” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.

Costs of Solicitation

The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary may be made in person, by telephone, email or other electronic means, or by special letter by directors, officers and regular employees of the Company, acting without extra compensation. In addition, the Company has engaged Regan & Associates, Inc. to assist it in the distribution and solicitation of proxies for a fee of approximately $10,000.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board is divided into three classes (I, II and III), and the term of office for the Class III directors will expire at the Annual Meeting. The current Class III directors are John H.H. Graves, Andrew C. Holzwarth, William W. Stokes, Malcolm R. Sullivan and Donald R. Vaughan. Mr. Graves has decided not to stand for re-election as a Class III director. Messrs. Holzwarth, Stokes, Sullivan and Vaughan will each stand for election at the Annual Meeting for a three-year term expiring at the 2023 Annual Meeting.

In December 2019, the Board appointed Mr. Holzwarth, Mark W. Sisk and A. Pierce Stone as directors of the Company in connection with the Company’s acquisition of Virginia Community Bankshares, Inc. (“VCB”) and each will stand for election at the Annual Meeting. As noted above, Mr. Holzwarth was placed in Class III and, if elected, he will serve a three-year term expiring at the 2023 Annual Meeting. Mr. Sisk was placed in Class II and, if elected, he will serve a two-year term expiring at the 2022 Annual Meeting. Mr. Stone was placed in Class I and, if elected, he will serve a one-year term expiring at the 2021 Annual Meeting.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If, for any reason, the persons named as nominees should become unavailable to serve, an event that management does not anticipate, proxies will be voted for such other persons as the Board may designate. Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each director’s age and business experience, including the specific skills or attributes that qualify each director for service on the Board, and the year that each individual was first elected to the Board. The Board recommends the nominees, as set forth below, for election. The Board recommends that shareholders vote “FOR” each of the nominees.

Nominees for Election as Directors

For a Term Expiring in 2021 (Class I)

A. Pierce Stone, 79, joined the Board of the Company following its acquisition of VCB in December 2019. He will stand for election at the Annual Meeting for a one-year term. Mr. Stone previously served as VCB’s President, Chief Executive Officer and Chairman of the Board for forty years before his retirement in 2016. During Mr. Stone’s career, he was a founding director of the Virginia Bankers Bank, a former director of the Virginia Bankers Association, a former director and past president of Virginia Association of Community Banks and a former director and past president of the Independent Community Bankers of America. Mr. Stone holds a Bachelor of Science degree from the University of South Carolina. Mr. Stone brings to the Board the extensive skills and experience gained in his long career in banking, including institutional knowledge of VCB and its markets.

For a Term Expiring in 2022 (Class II)

Mark W. Sisk, 59, joined the Board of the Company following its acquisition of VCB in December 2019. He will stand for election at the Annual Meeting for a two-year term. Since 1999, Mr. Sisk has been President and Owner of Curtis Brokerage Services located in Fredericksburg, Virginia. Curtis Brokerage Services is a brokerage firm for trucking/motor freight transportation. Mr. Sisk holds a business degree from Virginia Commonwealth University and has previously been professionally licensed to sell Series 6 securities, property, casualty and life insurance as well as real estate. Mr. Sisk brings to the Board management experience as well as his broad knowledge of brokerage services, insurance, and real state.

For Terms Expiring in 2023 (Class III)

Andrew C. Holzwarth, 48, joined the Board of the Company following its acquisition of VCB in December 2019. He will stand for election at the Annual Meeting for a three-year term. Mr. Holzwarth has served as President of the Southern Region of Stanley Martin Homes, a Mid-Atlantic residential home builder, since 2013. He was the President and Owner of Piedmont Realty and Construction from 2009 until its acquisition by Stanley Martin Homes in 2013. He holds a bachelor’s degree from Pennsylvania State University and a Master of Business Administration from the University of Virginia, Darden School of Business. Mr. Holzwarth brings to the Board knowledge of the real estate industry, particularly in the Bank’s primary market areas.

William W. Stokes, 56, has served as a director of the Company since 2012. Mr. Stokes has been the Chief Financial Officer of Bio-Cat, Inc., a high-quality enzyme manufacturer based in the Charlottesville, Virginia area, since 2009. He previously spent over 20 years in commercial banking, including as a Senior Vice President and Area Executive for the Charlottesville market for StellarOne Bank (now Atlantic Union Bank) and its predecessor, Second Bank and Trust. Mr. Stokes is a graduate of North Carolina State University with a Bachelor of Arts in Accounting. Mr. Stokes brings to the Board his background in banking along with accounting experience and knowledge of the manufacturing industry.

Malcolm R. Sullivan, Jr., 74, has served as a director of the Company since 2007. He is owner and Chairman of Sullivan Mechanical Contractors, Inc., a 73-year-old contracting firm based in Shenandoah, Virginia. He also manages the Sullivan Group, a commercial rental and lease business. Mr. Sullivan has served his local community in various capacities and is currently on the board of the Page County Technical Center Foundation. He has also served as local, state and national President of the American Subcontractors Association and was designated Man of the Year in 1990 by the Engineering News Record. He is a graduate of Elon College with a Bachelor of Fine Arts in English. Mr. Sullivan brings to the Board management experience, leadership skills, knowledge of the Bank’s markets, and a community service focus.

Donald R. Vaughan, 67, has served as a director of the Company since 2019. He is a Greensboro, North Carolina attorney with more than 30 years of experience. He served in the North Carolina Senate and as Mayor Pro Tem and City Councilman for the City of Greensboro. He served on the State Banking Commission and the North Carolina Courts Commission. Mr. Vaughan previously served on the local bank boards of Wells Fargo, Wachovia, and SouthTrust. He was the 2018 Citizen Lawyer of the Year as presented by the North Carolina Bar Association. Mr. Vaughan holds a Bachelor of Arts with Highest Honors from the University of North Carolina at Chapel Hill, a Master of Public Administration from American University, and a Juris Doctor from Wake Forest University, where he was a member of the Wake Forest Law Review. He is an adjunct professor at Wake Forest Law School and Elon Law School. Mr. Vaughan brings to the Board, through his experience as an elected public official, insight into the workings of state and local government and the issues facing constituents, many of whom reside in the Bank’s North Carolina market area.

Incumbent Directors

Class I Directors (Terms Expiring in 2021)

Hunter H. Bost, 53, has served as a director of the Company since 2016. He is a private investor and real estate developer based in Durham, North Carolina. Previously, Mr. Bost served on the boards of directors of River Bancorp, Inc. (“River”) and its subsidiaries, River Community Bank and 1st Medallion Mortgage Corporation, prior to River’s merger with the Company in 2016. He also served as Chairman of River. Mr. Bost spent over 10 years in New York at Electra Partners, Merrill Lynch, and Price Waterhouse (now PwC). He has served on several non-profit boards, including Hábitat Para La Humanidad Guatemala, Teachers2Teachers Global, and both the Board of Visitors and the International Studies Advisory Board at the University of North Carolina at Chapel Hill. Mr. Bost was a Morehead Scholar at the University of North Carolina at Chapel Hill, where he received a Bachelor of Arts in Economics and a Master of Accounting. Additionally, he has a Master of Business Administration from the MIT Sloan School of Management and a Master of Public Administration from Harvard University’s Kennedy School of Government. Mr. Bost brings to the Board broad experience in real estate and investing along with a community service focus.

Mensel D. Dean, Jr., 74, has served as a director of the Company since 2013. He is a former partner at the accounting firm PBMares, LLP and has over 50 years of public accounting experience, consulting clients in numerous industries. Mr. Dean is an U.S. Army veteran with service during the Vietnam War. He is a graduate of Bridgewater College with a Bachelor of Science in Business Administration. Mr. Dean is a Certified Public Accountant licensed in the Commonwealth of Virginia. Mr. Dean brings to the Board extensive accounting and consulting experience, and broad-based knowledge of businesses operating in the Bank’s markets.

Larry Dees, 72, has served as a director of the Company since 1992 and as Chairman of the Board since 2010. In 2013, he retired from a solo accounting and tax practice in Luray, Virginia that he operated for 28 years. He was previously at Draffin & Tucker, LLP, a full-service accounting firm based in Albany, Georgia. Mr. Dees is a U.S. Army veteran with service during the Vietnam War. He is a graduate of the University of Georgia with a Bachelor of Business Administration in Accounting and a Master of Accountancy. Mr. Dees is a Certified Public Accountant licensed in the Commonwealth of Virginia. Mr. Dees brings to the Board extensive accounting experience and institutional knowledge of the Company and the Bank gained through his long service as a director and as Chairman.

James E. Gander, II, 62, has served as a director of the Company since 1994. He is a beef cattle and crop farmer operating on a farm in Page County, Virginia continuously owned and operated by his family since 1754. He is a graduate of James Madison University with a Bachelor of Arts in English. Mr. Gander brings to the Board experience in the agricultural industry, providing insight into issues facing farmers and landowners.

Robert S. Janney, 71, has served as a director and General Counsel of the Company since 2000. He has been engaged in the general practice of law at the firm of Janney & Janney, PLC in Luray, Virginia since 1974. Mr. Janney has served on the counsel of the Virginia State Bar and as Chairman of the General Practices Session of the Virginia State Bar. He is a graduate of the University of Virginia College of Arts and Sciences with a major in Government and high honors as well as a graduate of the University of Virginia School of Law. Mr. Janney brings to the Board his legal background and experience, which provides insight, among other things, in matters of corporate governance.

Carolyn J. Woodruff, 64, has served as a director of the Company since 2019. She is the President of Woodruff Family Law Group in Greensboro, North Carolina. She is a Certified Public Accountant licensed in the state of North Carolina. She is an expert in the area of business valuation and is a frequent writer and lecturer on business valuation and federal taxation. She is an instrument-rated multi-engine airplane pilot. Ms. Woodruff graduated from Duke University School of Law with High Honors where she served as Research and Managing Editor of the Duke Law Review. Ms. Woodruff brings to the Board experience and knowledge in business valuation and taxation, which provides a unique perspective, particularly in evaluating strategic acquisitions and related matters.

Class II Directors (Terms Expiring in 2022)

Robert B. Burger, Jr., 70, has served as a director of the Company since 2017. Previously, he was a director of River Community Bank prior to River’s merger with the Company in 2016. He is a fifth-generation funeral director, who retired after 45 years of service. Mr. Burger was appointed to the Virginia Board of Funeral Directors and Embalmers by Governor Mark Warner in 2004 and served a second term having been appointed by Governor Tim Kaine in 2008. He was a past President of the Longwood University Foundation Board, a past President and life member of the Farmville Jaycees and the Collinsville Jaycees and is a life member of the Virginia Jaycees. He formerly served as President of the Bassett Volunteer Fire Department and the Bassett Kiwanis Club. Currently, he serves as a board member of the New College Institute, Martinsville, Virginia, having been appointed by Governor Terry McAuliffe in 2016. Mr. Burger is a graduate of Campbell University with a Bachelor of Business Administration and graduated from John Tyler Community College with an Associate degree in Mortuary Science. Mr. Burger brings to the Board management experience and a community service focus.

Elise Peters Carey, 34, has served as a director of the Company since 2019. She is the current President of Bethany Medical Center, the largest independent provider of medical services in the Triad area of North Carolina. She is also President of Peters Holdings and Peters Development. She is the Director of the Lenny Peters Foundation, a non-profit organization that supports the Triad and communities around the world. Previously she held various strategic planning and finance positions at American Express and Capital One Bank. Mrs. Carey began her career consulting financial institutions on market data, treasury services, and capital management. She holds a Master of Business Administration and a Bachelor of Science in Economics from the Wharton School and the University of Pennsylvania. Mrs. Carey brings to the Board management experience as well as a broad knowledge of the medical industry, and real estate development and investment.

Kenneth E. Flynt, 71, has served as a director of the Company since 2016. He is a former President and Chief Executive Officer of 1st Medallion Mortgage Corporation, having retired in 2008. Mr. Flynt presently serves as Associate Dean of the College of Business at Western Carolina University (“WCU”). He is also Chairman of the Haywood County (North Carolina) Chamber of Commerce, Chairman of the Pinnacle Enterprise Fund, and Vice Chairman of the Economic Development Committee of Haywood County. He is past Finance Committee chairman of Main Street United Methodist Church in Kernersville, North Carolina, past regional president of the Board of Advisors of the WCU College of Business and a past chairman of the Kernersville Chamber of Commerce. Mr. Flynt was a founder and Chief Executive Officer of several financial institutions for a total of 20 years. He holds a Bachelor of Science in Economics and Finance (magna cum laude) from WCU and a Master of Economics from North Carolina State University. Mr. Flynt brings to the Board comprehensive knowledge of the mortgage lending industry, providing insight into our mortgage division.

Brian K. Plum, 40, has served as a director of the Company since 2014 and as President and Chief Executive Officer of the Company and the Bank since December 2014. Mr. Plum previously held the positions with the Company and the Bank of Executive Vice President from 2010 to 2014, Chief Financial Officer from 2007 to 2014 and Chief Administrative Officer in 2014. Before joining the Company in 2007, he served in several positions with the accounting firm PBMares, LLP in Harrisonburg, Virginia. Mr. Plum is a graduate of Eastern Mennonite University with a Bachelor of Science in Accounting and Economics, of James Madison University with Master of Science in Accounting, and of the Darden School of Business at the University of Virginia with a Master of Business Administration. Mr. Plum is a Certified Public Accountant licensed in the Commonwealth of Virginia. Mr. Plum brings to the Board management and accounting experience as well as his institutional knowledge of the Company and the Bank gained through his role as President and Chief Executive Officer.

Gary R. Shook, 59, has served as a director of the Company since 2019 and as Chief Operating Officer of the Company since April 2018. Mr. Shook has been the President and Chief Banking Officer of the Bank since April 2018. He previously served as a director of Access National Bank and Access National Corporation (“Access”), President of the Middleburg Bank Division, Chairman and Chief Executive Officer of Middleburg Investment Group, and Chairman of Middleburg Trust Company from April 2017 to April 2018. From May 2010 until Middleburg Financial Corporation (“Middleburg”) merged with Access in April 2017, Mr. Shook served as President and Chief Executive Officer and as a director of Middleburg. Prior to joining Middleburg, he was Senior Vice President of Fauquier Bankshares, Inc. Mr. Shook has served as a director of the Loudoun County Chamber of Commerce, Vice Chairman of the Fauquier Chamber of Commerce, Chairman of the Bluemont Concert Series, President of the Rotary Club of Warrenton and Senior Warden and Vestryman of St. James’ Episcopal Church. He serves as a director and is a past Chairman of the Virginia Bankers Association. He is a Trustee and member of the Executive Committee of the Virginia Foundation for Independent Colleges, and a director and Audit Chair of Shrine Mont, The Cathedral Shrine of the Transfiguration and Conference Center. Mr. Shook currently serves as President of the Charlottesville chapter of CAV Angels, an association of University of Virginia alumni interested in early cycle investments. Mr. Shook holds a Bachelor of Arts degree from the University of Virginia. Mr. Shook brings to the Board extensive management experience in all aspects of community banking.

Director Departing the Board Following the Annual Meeting

John H.H. Graves, 59, has served as a director of the Company since 2010. Mr. Graves has served as the President, Chief Executive Officer and Chairman of the board of directors of the Luray Caverns Corporation since 2008, after previously serving the company in various leadership roles. Mr. Graves served 26 years in the U.S. Army National Guard, retiring as Lt. Colonel in 2006. He is a graduate of James Madison University with a Bachelor of Fine Arts.

Executive Officers Who Are Not Directors

James W. McCarty, Jr. – Chief Administrative Officer. Mr. McCarty, 50, has been Chief Administrative Officer of the Company and the Bank since January 2020. Prior to joining the Company, Mr. McCarty had served as Executive Vice President and Chief Administrative Officer of Eagle Financial Services, Inc. and Bank of Clarke County since 2008. Mr. McCarty served as Vice President and Chief Financial Officer of Eagle Financial Services, Inc. from 1997 to 2008 and as Senior Vice President and Chief Financial Officer of Bank of Clarke County from 2000 to 2008. He holds a Bachelor of Science from Virginia Tech and a Master of Business Administration from Shenandoah University.

Amanda G. Story – Chief Financial Officer. Ms. Story, 37, has been Chief Financial Officer of the Company and the Bank since February 2014. Ms. Story joined the Company after serving as Senior Accountant with Brown, Edwards & Company, LLP (formerly S.B. Hoover & Company, LLP), an accounting firm in Harrisonburg, Virginia, from 2006 to January 2014. Ms. Story is a graduate of Bridgewater College, receiving a Bachelor of Arts in Business Administration with a concentration in Accounting.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board in accordance with the Virginia Stock Corporation Act and the Company’s articles of incorporation and bylaws. Members of the Board are kept informed of the Company’s business through discussions with the Chairman of the Board, the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Each director of the Company also serves as a director of the Bank. Our directors are actively involved in our strategic planning process.

Board Leadership

The positions of Chairman of the Board and President and Chief Executive Officer of the Company are held by separate persons due to the distinct and time-consuming natures of these roles. The principal role of the President and Chief Executive Officer is to manage the business of the Company in a safe, sound, and profitable manner. The role of the Board, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the Company for the benefit of its shareholders, to balance the interests of the Company’s diverse constituencies including shareholders, customers, employees, bank regulators, and communities, and to identify business opportunities for the Bank and the Company’s other subsidiaries.

Board Independence

The Board in its business judgment has determined that 16 of its 18 members are “independent” as that term is defined by New York Stock Exchange (“NYSE”) rules. Mr. Plum and Mr. Shook were not determined to be independent due to their positions as executive officers of the Company.

In addition, in determining that Mr. Janney is independent under the above standards, the Board considered that Mr. Janney is a partner in the law firm of Janney & Janney, PLC and provides legal services through his law firm to the Company from time to time.

Board and Committee Meeting Attendance

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of the director’s duties, including attendance at meetings of the Board and its committees. In 2019, there were 15 meetings of the Company’s Board of Directors and 13 meetings of the Bank’s Board of Directors. Each director attended greater than 75% of the aggregate number of meetings of the Company’s Board of Directors and meetings of committees of which the director was a member in 2019.

Executive Sessions

The Board generally holds executive sessions of non-employee directors at each Board meeting. At least one executive session each year is held for the purpose of formally evaluating the President and Chief Executive Officer. Any independent director can request that an executive session be scheduled.

Board Involvement in Risk Oversight

The Board oversees risk to be reasonably certain that the Company’s risk management policies, procedures, and practices are consistent with corporate strategy and functioning appropriately. The Board performs risk oversight in several ways, including through the Audit and Risk Governance Committee. The Audit and Risk Governance Committee is responsible for providing fiduciary oversight to achieve the Company’s enterprise risk management vision and mission. Enterprise risk management helps achieve this vision by creating a comprehensive approach to anticipate, identify, prioritize, and manage material risks to the Company’s business strategies. The Board establishes standards for risk management by approving policies that address and mitigate the Company’s most material risks. These include policies addressing credit risk, interest rate risk, capital risk, liquidity risk, and cybersecurity risk, as well as Bank Secrecy Act/Anti-Money-Laundering compliance. The Board also monitors, reviews, and reacts to risk through various reports presented by management, internal and external auditors, and regulatory examiners.

Committees of the Board

The Board has, among others, a standing Audit and Risk Governance Committee, a Compensation Committee, and a Governance Committee.

Audit and Risk Governance Committee. The current members of the Audit and Risk Governance Committee are Messrs. Dean (Chair), Dees, Burger, and Gander, and Ms. Woodruff. The Board has determined that all members of the Audit and Risk Governance Committee are independent under the rules of the NYSE and the Securities and Exchange Commission (“SEC”), and meet the definition of independent directors as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that all of the members of the Audit and Risk Governance Committee have sufficient knowledge in financial and auditing matters to serve on the Committee and that Messrs. Dean and Dees, and Ms. Woodruff qualify as “audit committee financial experts” as defined by regulations of the SEC.

The Audit and Risk Governance Committee has adopted a charter that provides guidance to the Committee, the entire Board and the Company regarding the Committee’s purposes, goals, responsibilities, functions and its evaluation. A copy of the charter is available on the Company’s website at www.mybrb.com under “Investor Relations.” The Audit and Risk Governance Committee provides independent and objective oversight of the integrity of the Company’s financial statements, the accounting functions and internal controls of the Company and its subsidiaries and affiliates (as applicable), compliance with legal and regulatory requirements, the Company’s independent registered auditors’ qualifications and independence, and the performance of the Company’s independent registered auditors, and internal audit function. The Audit and Risk Governance Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants and internal auditors. The Committee also reviews and advises the Board with respect to the Bank’s risk management policies, and tax policies. The Audit and Risk Governance Committee met four times during the year ended December 31, 2019.

Compensation Committee. The current members of the Compensation Committee are Messrs. Sullivan (Chair), Burger, Flynt, Graves, Janney, and Stone. The Board has determined that all members of the Compensation Committee are independent under the rules of the NYSE and the SEC.

The Compensation Committee has adopted a charter that provides guidance to the Committee, the entire Board and the Company regarding the administration of the compensation programs and policies of the Company. A copy of the charter is available on the Company’s website at www.mybrb.com under “Investor Relations.” The Compensation Committee provides assistance to the Board in fulfilling its responsibility to shareholders, potential shareholders, and the investment community to ensure that the Company’s officers, key executives, and Board members are compensated in accordance with the Company’s total compensation objectives and executive compensation philosophy and strategy. The Committee recommends and approves the compensation policies, strategies, and pay levels necessary to support organizational objectives. The Compensation Committee met four times during the year ended December 31, 2019.

Governance Committee. The current members of the Governance Committee are Messrs. Janney (Chair), Dean, Graves, Sullivan, and Vaughan. The Board has determined that all members of the Compensation Committee are independent under the rules of the NYSE and the SEC.

The Governance Committee has adopted a charter that provides guidance to the Committee, the entire Board and the Company regarding the process for identifying and recommending directors to the Board. A copy of the charter is available on the Company’s website at www.mybrb.com under “Investor Relations.” The Governance Committee provides assistance to the Board in fulfilling its responsibility to shareholders, potential shareholders, regulators, and the investment community to ensure that the Board practices create a governance environment conducive to value creation and risk management. Among other things, the Governance Committee is responsible for (i) selecting and recommending to the Board nominees for election at the Annual Meeting of Shareholders, (ii) selecting and recommending to the Board nominees to fill Board vacancies, and (iii) reviewing and recommending to the full Board for approval any changes to the Company’s articles of incorporation and bylaws. The Governance Committee met two times during the year ended December 31, 2019.

In identifying potential nominees, the Governance Committee takes into account such factors as it deems appropriate, including the current composition of the Board to ensure diversity among its members. Diversity includes the range of talents, experiences, and skills that would best complement those that are already represented on the Board, the balance of management and independent directors, and the need for specialized expertise. The Governance Committee considers candidates for Board membership suggested by its members, by management, and by shareholders of the Company. Candidates suggested by shareholders are considered on the same basis as candidates suggested by Committee members and management.

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines supplement the Company’s articles of incorporation and bylaws, the charters of the Board’s committees and the laws and regulations to which the Company is subject to provide the foundation for the Company’s governance. The guidelines cover, among other matters, the roles of the Board and management, the Board’s critical functions, and director responsibilities and qualifications. A copy of the Corporate Governance Guidelines is available on the Company’s website at www.mybrb.com under “Investor Relations.”

Code of Ethics

The Company has adopted a Code of Ethics and Conflict of Interest Policy that applies to directors, executive officers and employees of the Company and the Bank. A copy of the code is available on the Company’s website at www.mybrb.com under “Investor Relations.”

OWNERSHIP OF COMPANY COMMON STOCK

The following table sets forth information as of May 4, 2020 regarding the number of shares of the Company’s common stock beneficially owned by each director, each named executive officer (see “Executive Compensation”) and by all directors and executive officers as a group. In addition, the table includes information with respect to persons known to the Company who own or may be deemed to own more than 5% of the Company’s common stock as of May 4, 2020. Unless otherwise indicated, all shares are owned directly and the named person possesses sole voting and sole investment power with respect to all such shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Directors and Named Executive Officers:
Hunter H. Bost	32,271	(2)	*
Robert B. Burger	12,029		*
Elise Peters Carey	65,116	(2)	1.15%
Mensel D. Dean, Jr.	40,600	(2)	*
Larry Dees	155,971	(2)	2.76%
Kenneth E. Flynt	21,133	(2)	*
James E. Gander II	17,225	(2)	*
John H.H. Graves	2,421		*
Andrew C. Holzwarth	79,690	(2)	1.41%
Robert S. Janney	69,695	(2)	1.23%
Brian K. Plum	40,401	(3)(4)	*
Gary R. Shook	50,017	(4)	*
Mark W. Sisk	76,226	(2)	1.35%
William W. Stokes	6,943		*
A. Pierce Stone	274,660	(2)	4.85%
Amanda G. Story	7,462	(3)(4)	*
Malcolm R. Sullivan Jr.	12,505	(2)	*
Donald R. Vaughan	7,051		*
Carolyn J. Woodruff	32,858		*
All of the Company’s directors and executive officers as a group (20 individuals)	1,004,274	(2)(3)	17.74%

5% Shareholders who are not Directors or Named Executive Officers:
Richard T. Spurzem(5)	743,352	(6)	13.13%

*	Represents less than 1% of outstanding common stock.
(1)

Based on 5,659,485 shares of the Company’s common stock outstanding as of May 4, 2020. For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security, the power to dispose of or direct the disposition of the security, or the right to acquire beneficial ownership of the security within 60 days. The mailing address of the directors and executive officers included in the table is 1807 Seminole Trail, Charlottesville, Virginia 22901.

(2)

Includes shares held by affiliated corporations, spouses, other close relatives and dependent children, or as custodians or trustees, as follows: Mr. Bost, 6,500; Mrs. Carey, 64,516; Mr. Dean, 40,000; Mr. Dees, 150,000; Mr. Flynt, 9,000; Mr. Gander, 5,675; Mr. Holzwarth, 79,090; Mr. Janney, 50,327; Mr. Sisk, 73,471; Mr. Stone, 113,142; and Mr. Sullivan, 11,155.

(3)	Includes shares allocated to the participant’s account in the Company’s Employee Stock Ownership Plan, as follows: Mr. Plum, 7,900; Mr. Shook, 17; and Ms. Story, 2,927.
(4)	Includes shares of unvested restricted stock, as follows: Mr. Plum, 18,000; Mr. Shook, 5,400; and Ms. Story, 2,600.
(5)	The mailing address of Mr. Spurzem is 810 Catalpa Court, Charlottesville, Virginia 22903.
(6)	This information is based solely on a Form 4 filed by Mr. Spurzem with the SEC on April 22, 2020. Includes 5,892 shares held indirectly though Sandbox, LLC, in which Mr. Spurzem has an interest.

EXECUTIVE COMPENSATION

Principles and Objectives of the Company’s Compensation Program

The Company’s executive compensation program is designed to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote its growth and profitability and advance the interest of its shareholders. Additional objectives of the Company’s executive compensation program include the following:

•	to align executive pay with shareholders’ interests;

•	to recognize individual initiative and achievements; and

•	to deter excessive risk taking.

The Company’s executive compensation program consists of base salaries, cash payments in the form of discretionary annual bonuses, cash payments under an annual cash incentive program, equity compensation in the form of restricted stock awards, and other benefits and perquisites.

How Executive Pay Levels are Determined

The Company’s executive compensation programs are administered by or under the direction of its Compensation Committee. The Compensation Committee makes recommendations to the Board for all decisions regarding the compensation of the Company’s executive officers, and the Board either approves, modifies, or rejects these recommendations.

In determining the compensation of its executive officers, the Company’s Compensation Committee evaluates total overall compensation, as well as the mix of salary, cash bonuses, equity compensation, retirement benefits and other benefits, using a number of factors including the following:

•	the Company’s financial, operating, and competitive performance measured by attainment of strategic objectives and operating results on a standalone basis and relative to peer companies;

•

the duties, responsibilities, and performance of each executive officer of the Company, including the achievement of identified goals for the year as they pertain to the areas of the Company’s operations for which the executive is personally responsible and accountable;

•	historical cash and other compensation levels; and

•	comparative industry market data to assess compensation competitiveness.

The role of the Company’s Chief Executive Officer in determining executive compensation is limited to input in the performance evaluation of the other “named executive officers” of the Company. The Company’s Chief Executive Officer has no input in the determination of his own compensation, which is determined by the Board after receiving a recommendation by the Compensation Committee. Likewise, the other named executive officers have no role in the determination of their own compensation. The named executive officers of the Company for 2020 are identified in the Summary Compensation Table below.

The Company’s Compensation Committee retains the services of CT Executive Benefits Group (“CTEBG”), an independent compensation consultant without any previous relationship with management or the Company. CTEBG attends a majority of the Compensation Committee meetings to provide the Compensation Committee and the Board advice on compensation trends and issues. CTEBG also provides an annual compensation study comparing the Company’s compensation practices and amounts to a peer group of similar banks. The compensation study includes executive and board compensation. The Compensation Committee incorporates the advice of CTEBG in all of its decision-making processes and recommendations to the Board.

Summary Compensation Table

The following table sets forth information regarding the compensation for services rendered by the named executive officers of the Company during the years presented.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Brian K. Plum	2019	$300,000	$41,000	$—	$9,000	$23,403	$373,403
President and CEO	2018	$300,000	$—	$216,000	$22,011	$35,571	$573,582
Gary R. Shook (5)	2019	$260,000	$—	$—	$3,900	$24,045	$287,945
Chief Operating Officer	2018	$184,167	$25,000	$108,000	$35,190	$6,900	$359,257
Amanda G. Story	2019	$125,200	$13,427	$10,750	$6,573	$14,126	$170,079
Chief Financial Officer	2018	$122,700	$—	$18,000	$6,773	$19,099	$166,572

(1)	Consists of discretionary performance bonuses earned in the year indicated and paid in following year.
(2)

The amounts represent the grant date fair value of the awards calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Awards consist of time-based restricted stock that vest over a period of five years. Assumptions used in the calculation of these amounts are included in Note 13 of the Company’s audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2019.

(3)

The amounts represent cash payments under the Company’s annual cash incentive program that provides for awards based on the performance of the Company in five key areas: risk management, asset quality, held-for-investment loan growth, noninterest demand deposit account growth, and net income.

(4)

The amounts represent the Company’s contributions to the employee stock ownership plan, 401(k) plan, and employee health and wellness plans. The amounts also include cash payments to Mr. Plum ($12,814) and Ms. Story ($5,488) in 2018 in connection with the termination of their respective supplemental executive retirement plan agreements with the Company. The cash payments were equivalent to the amounts the Company had accrued for such supplemental executive retirement plan agreements.

(5)	Mr. Shook joined the Company as Chief Operating Officer on April 15, 2018. The 2018 amounts reflect compensation he earned during the remainder of 2018.

Outstanding Equity Awards

The following table provides certain information on the value of restricted stock previously awarded to the Company’s named executive officers as of December 31, 2019.

Outstanding Equity Awards at Fiscal Year-End

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)
Brian K. Plum	July 1, 2018	10,800	(2)	$226,260
	July 1, 2017	7,200	(2)	$150,840
Gary R. Shook	July 1, 2018	5,400	(2)	$113,130
Amanda G. Story	July 1, 2019	500	(2)	$10,475
	July 1, 2018	900	(2)	$18,855
	July 1, 2017	1,200	(2)	$25,140

(1)	The market value of unearned shares that have not vested is based on the closing sales price of the Company’s common stock on December 31, 2019 ($20.95 per share).
(2)

The restricted stock awards vest 10% per year on the first, second and third anniversaries of the grant date, 20% on the fourth anniversary of the grant date, and 50% on the fifth anniversary of the grant date, provided that the executive has remained continuously employed with the Company through the applicable vesting date.

Equity Incentive Plan

The Board has adopted the Blue Ridge Bankshares, Inc. Equity Incentive Plan in order to promote the interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate and retain employees, directors and consultants upon whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend. The Company’s Compensation Committee administers the plan, identifies which participants will be granted awards, and determines the terms and conditions applicable to the awards. To date, the Compensation Committee has only issued shares of restricted stock under the plan. The value of the stock awarded is based on the fair market value of the Company’s common stock at the time of the grant. The Company recognizes compensation expense equal to the value of such awards over the applicable vesting period. Further information about the plan is set forth under “Proposal 3 – Approval of the Blue Ridge Bankshares, Inc. Equity Incentive Plan.”

Annual Cash Incentive Program

The Company maintains an annual cash incentive program that provides for awards based on the performance of the Company in five key areas: risk management, asset quality, held-for-investment loan growth, noninterest demand deposit account growth, and net income. Each named executive officer of the Company is eligible to participate in the plan. Each of the foregoing areas has assigned weights for each officer and, on an annual basis, the Compensation Committee determines the metrics pursuant to which bonuses ultimately will be paid to such officers, with a target award of 15% of base salary. The amounts earned under the plan may be modified, reduced or eliminated in the discretion of the Compensation Committee based on the Company’s performance and other factors. Minimum targets must be achieved to earn awards with respect to asset quality, held-for-investment loan growth, noninterest demand deposit account growth, and net income, and maximum award amounts are capped for asset quality, held-for-investment loan growth, and net income to mitigate the risk of any actions taken by management that could inflate short-term incentives for personal benefit that do not align with good corporate governance or the long-term financial and operational health of the Company.

Other Benefit Plans

Supplemental Executive Retirement Plan. The Company previously entered into supplemental executive retirement plan agreements with Mr. Plum and Ms. Story. The agreements were terminated in 2017 and the Company made cash payments in 2018 to Mr. Plum ($12,814) and Ms. Story ($5,488) equal to the amounts the Company had accrued for such agreements. Prior to their termination, such agreements provided for retirement benefits payable as a monthly annuity for a 15-year period upon attainment of retirement age.

401(k) Plan. The Company has a contributory 401(k) plan. All salaried employees of the Company are eligible to participate beginning after 12 months of service. Participants can elect to contribute up to 95% of their compensation, provided that the amount contributed does not exceed the maximum amount allowed by law. The Company matches 100% of the first 5% of compensation contributed by each participant. Employees become 100% vested in the Company’s match after six years of service. Distributions to participants are made at death, retirement or other termination of employment. Normal retirement age is considered 65 and early retirement is considered 55 with 10 years of service.

Employee Stock Ownership Plan (“ESOP”). The Company has an ESOP that covers eligible employees. Benefits in the plan vest over a five-year period. Contributions to the plan are made at the discretion of the Board and may include both the matching component to employees’ elective deferrals into the 401(k) plan and discretionary profit contributions. The ESOP held a total of 79,800 shares of the Company’s common stock at December 31, 2019 and December 31, 2018. All shares issued to and held by the plan are considered outstanding in the computation of earnings per share. The plan or the Company is required to purchase shares from separated employees at a price determined by a third-party appraisal.

Employment and Change in Control Agreements

Securing the continued service of key executives is essential to the successful future of the Company. Employment agreements and change in control agreements can assist the Company by attracting and retaining key executives. Below is a description of the current agreements that the Company has with its named executive officers.

Employment Agreement with Brian K. Plum. Mr. Plum’s employment agreement was entered into on November 1, 2011 and the initial term expired on December 31, 2013. The agreement was renewed for successive two-year periods beginning on January 1, 2014. The agreement will continue to renew for additional two-year periods on January 1st of each even numbered year unless the Company gives notice of nonrenewal at least 12 months prior to the expiration of the then current term. Pursuant to the agreement, Mr. Plum is entitled to receive an annual base salary as determined by the Board. His current base salary is $400,000. Mr. Plum is entitled to cash bonuses and stock-based awards in such amounts as may be determined by the Board in accordance with the terms and conditions of the applicable incentive plans in effect from time to time. Pursuant to his agreement, Mr. Plum may only be terminated by the Company with the approval of at least two-thirds of the Board. If Mr. Plum is terminated without “cause” (as defined in his agreement), he will be entitled to continuation of his base salary and benefits for a period of 12 months following his termination. Mr. Plum is subject to customary non-competition and non-solicitation restrictions for a period of one year after termination of his employment for any reason; provided, however, that if the Company elects not to renew his employment agreement, Mr. Plum will not be subject to such restrictions following the expiration of the agreement.

Change in Control Agreement with Brian K. Plum. Mr. Plum’s change in control agreement was entered into on January 1, 2011 and the initial term expired on December 31, 2013. The agreement was renewed for successive one-year periods beginning on January 1, 2014. The agreement will continue to renew for additional one-year periods on January 1st of each year unless the Company gives notice of nonrenewal at least 90 days prior to the expiration of the then current term. Under the terms of the agreement, the Company or its successor must continue to employ Mr. Plum for a term of three years after the date of a change in control of the Company. During such period, Mr. Plum is entitled to retain commensurate authority, responsibilities, and compensation benefits. The agreement requires the Company or its successor to pay Mr. Plum a base salary at least equal to his base salary for the year immediately prior to the change in control, and a bonus at least equal to the annual bonus paid prior to the change in control. If Mr. Plum’s employment is terminated during the three-year period other than for “cause” or “disability”

(as defined in his agreement), or if he terminates his employment because a material term of his contract is breached by the Company or its successor, he will be entitled to a lump-sum cash payment within 30 days after the date of termination. This lump sum amount will be equal to the sum of his annual base salary, annual bonus and equivalent benefits.

DIRECTOR COMPENSATION

The following table shows the compensation earned by each of the non-employee directors of the Board during 2019.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Hunter H. Bost	17,050	17,050
Robert B. Burger, Jr.	17,900	17,900
Elise Peters Carey(1)	13,150	13,150
Mensel D. Dean, Jr.	18,250	18,250
Larry Dees	23,700	23,700
Kenneth E. Flynt	17,400	17,400
James E. Gander, II	17,400	17,400
John H.H. Graves	17,400	17,400
Andrew C. Holzwarth(2)	1,200	1,200
Robert S. Janney	19,950	19,950
Richard L. Masincup(3)	6,700	6,700
Mark W. Sisk(2)	1,200	1,200
William W. Stokes	16,700	16,700
A. Pierce Stone(2)	1,200	1,200
Malcolm R. Sullivan, Jr.	18,000	18,000
Donald R. Vaughan(1)	13,000	13,000
Carolyn J. Woodruff(1)	14,000	14,000

(1)	Mrs. Carey, Mr. Vaughan and Ms. Woodruff were appointed to the Board on February 28, 2019.
(2)	Messrs. Holzwarth, Sisk and Stone were appointed to the Board on December 15, 2019.
(3)	Mr. Masincup retired from the Board on May 14, 2019.

In 2019, non-employee directors of the Company received a $7,200 annual retainer, with the exception of the Chairman, who received a $12,000 annual retainer. They also received $600 for each regular meeting of the Board attended and $250 for each committee meeting attended, other than the committee chairmen, who received $400 for each committee meeting attended. Additionally, directors received $500 for attending any special meeting of the Board. Mr. Plum and Mr. Shook, as executive officers of the Company, are not separately compensated for their service on the boards of the Company and the Bank.

Beginning January 1, 2020, non-employee directors of the Company receive a $14,400 annual retainer, with the exception of the Chairman, who receives a $24,000 annual retainer. They also receive 600 shares of stock per year, awarded on January 1st and vesting on December 31st of the same year, provided attendance requirements are met and the director remains in continuous service with the Company through the specified vesting date. Additionally, directors who chair a Board committee receive an annual retainer of $1,200.

Compensation Committee Interlocks and Insider Participation. None of the members of the Company’s Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, none of the Company’s executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on its Compensation Committee.

PROPOSAL 2 – APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Background

Article II of the Company’s articles of incorporation, as amended, currently authorizes the issuance of 10,000,000 shares of common stock, no par value per share.

Since 2016, the Company has issued an aggregate of approximately 1,736,165 shares of its common stock in connection with its acquisitions of other financial institutions (River Bancorp, Inc. in 2016 and Virginia Community Bankshares, Inc. in 2019). In addition, the Company issued 1,304,848 shares of its common stock in 2019 in connection with a capital raise to support, among other things, expansion into the Greensboro, North Carolina market.

The Company also issues shares of common stock and other stock-based awards as part of its compensation programs. The following table summarizes the shares of common stock issued and outstanding, and reserved for issuance under the Blue Ridge Bankshares, Inc. Equity Incentive Plan:

	As of May 4, 2020	Impact of Proposed Amendment	Upon Effectiveness of Proposed Amendment
Shares issued and outstanding	5,659,485	—	5,659,485
Remaining shares reserved under the equity incentive plan	329,250	—	329,250
Unallocated shares available for future issuance	4,011,265	15,000,000	19,011,265

Shares authorized	10,000,000	15,000,000	25,000,000

Unallocated shares available for future issuance as a percentage of shares potentially outstanding	40.11%		76.05%

The Proposal

On February 19, 2020, the Board unanimously approved and adopted, subject to shareholder approval, a proposed amendment to the Company’s articles of incorporation, providing for an increase in the authorized number of shares of common stock, no par value per share, from 10,000,000 to 25,000,000.

Except as set forth below, Article II of the Company’s articles of incorporation would remain unchanged by the amendment. The relative rights of the holders of common stock under the articles of incorporation would also remain unchanged. Subsection A of Section 1 of Article II of the articles of incorporation, as amended by the proposed amendment, is set forth below:

A.	The Corporation is authorized to issue twenty-five million (25,000,000) shares of capital common stock with no stated par value.”

The Board believes that, with the current level of authorized common stock, the Company is constrained in its ability to pursue strategies intended to support its growth strategy and to enhance shareholder value. The Board considers the proposed amendment desirable because it will help to avoid the possible delays and significant expense of calling and holding a special meeting of shareholders to increase the authorized number of shares of the Company’s common stock at a later date and will enhance the Company’s ability to respond promptly to opportunities for acquisitions, mergers, stock splits, and additional financings. Such a delay may result in the Company’s inability to consummate a desired transaction under a required deadline. By having additional shares of common stock authorized, the Company can be prepared to act quickly as opportunities arise.

The Company has no present plan, agreement, or understanding involving the issuance of common stock, except for shares required or permitted to be issued under the Blue Ridge Bankshares, Inc. Equity Incentive Plan. It is possible, however, that merger and acquisition opportunities involving the issuance of shares of common stock will develop. It is also possible that an increase in the market price of common stock, and conditions in capital markets in general, may make a stock dividend, a stock split, or a public or private offering of common stock desirable.

As is the case with the shares of common stock that are currently authorized but unissued, if the proposed amendment to the Company’s articles of incorporation is adopted by the shareholders, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules, or regulations. In general, because shares of common stock are listed on the NYSE American exchange, shareholder approval must be obtained, under applicable NYSE rules, prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of the then outstanding shares of common stock or voting power in connection with a private financing or an acquisition or merger. In addition, under the Virginia Stock Corporation Act, the Company’s shareholders must approve a share issuance in connection with a merger or acquisition if the number of shares to be issued exceeds by more than 20% the total number of outstanding shares of the Company immediately before the merger or acquisition.

Any future issuance of additional common stock could have a dilutive impact on the book value and earnings per share of the outstanding shares and would decrease the relative voting power of the then current shareholders. Shareholders do not generally have any preemptive or other rights to subscribe for any shares of common stock which may in the future be issued by the Company.

The ability to issue additional shares of common stock could enable the Board to discourage an attempt to gain control of the Company by unaffiliated parties. It is not presently contemplated that any of the remaining shares of common stock would be issued for the purpose of making the acquisition by an unwanted suitor of a controlling interest in the Company more difficult. However, if the Board were to oppose such a suitor in the future, it could (if consistent with its fiduciary duties and within the limits imposed by applicable law) cause the Company to issue additional shares of common stock (or shares of preferred stock) in a public or private sale, merger or similar transaction which would increase the number of outstanding shares of such stock, thereby possibly diluting the interest of a party attempting to gain control of the Company. The additional number of authorized shares could have the effect of making it more difficult for a third party to take over the Company in a transaction not approved by the Board.

Shareholder Vote Required

Approval of the amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock requires the affirmative vote of more than two-thirds of the outstanding shares of the Company’s common stock. Failures to vote, abstentions, and broker non-votes will not count as votes cast on the proposal, and, accordingly, will have the same effect as votes against the proposed amendment.

The Board recommends that shareholders vote “FOR” approval of this proposal to amend the Company’s articles of incorporation to increase the authorized shares of common stock.

PROPOSAL 3 – APPROVAL OF THE BLUE RIDGE BANKSHARES, INC.

EQUITY INCENTIVE PLAN

General

The Board has adopted the Blue Ridge Bankshares, Inc. Equity Incentive Plan (the “Plan”) in order to promote the interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate and retain employees, directors and consultants upon whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend.

The Plan was adopted in March 2017, prior to the listing of the Company’s common stock on the NYSE American market and the Company becoming an SEC-reporting company, each of which occurred during the fourth quarter of 2019 in connection with the Company’s acquisition of VCB. Although shareholder approval of the Plan is not required by the rules of the NYSE American market or the SEC, the Company believes in following appropriate principles of good corporate governance and is therefore asking that shareholders approve the Plan at the Annual Meeting.

The material terms of the Plan are summarized below. Because this is a summary, it may not contain all the information that shareholders may consider important. In order to aid in the understanding of the Plan, the full text of the Plan, as proposed for adoption and approval by shareholders, is provided as Appendix A to this Proxy Statement.

Executive Summary

The following is a summary of the key provisions of the Plan, including important features that enable the Company to maintain sound governance practices in granting awards.

Award Types: The following types of awards will be available for issuance under the Plan:

•	nonstatutory stock options;

•	stock appreciation rights;

•	restricted awards, which include restricted stock and restricted stock units; and

•	performance share awards.

Eligible Participants: All employees, directors and consultants of the Company and its subsidiaries.

Shares Reserved under the Plan: A total of 400,000 shares of the Company’s common stock are reserved for issuance under the Plan. The number of shares available for issuance under the Plan is subject to adjustment to reflect stock splits, stock dividends and similar events.

Shares Reserved under the Plan as a Percentage of Outstanding Common Stock as of May 4, 2020: 7.07%.

No Liberal Share Recycling: Under the Plan, shares of the Company’s common stock used to pay the exercise price of a stock option, to satisfy tax withholding in connection with an award, or that are not issued on settlement of a stock-settled stock appreciation right or other award will not be added back (recycled) to the aggregate plan limit.

No Dividend Equivalents on Unvested Awards: The Plan prohibits the payment of dividend equivalents on restricted stock units, unless and until vesting conditions of the underlying award have been met.

No Discounted Stock Options: The Plan prohibits the grant of stock options with an exercise price less than the fair market value of the Company’s common stock on the grant date. No repricing is permitted without shareholder approval.

Protective Provisions: The Plan provides for the possible forfeiture of outstanding awards upon a participant’s termination for cause and adds provisions subjecting all awards under the plan to the terms of any recoupment, clawback or forfeiture required by law or government regulation (or similar policy in effect at the Company).

Term of the Plan: No awards may be granted under the Plan after April 1, 2027, the termination date of the Plan.

Equity Plan Information

The following table provides information relating to the outstanding equity awards, which consists of only stock awards (i.e., full-value awards), for the years ended December 31, 2019, December 31, 2018 and December 31, 2017.

For the Year Ended December 31,	2019	2018	2017
Full value awards granted:
Restricted stock awards	18,000	36,500	28,500
Other stock awards	—	—	—
Basic weighted average shares	4,146,980	2,779,090	2,751,503
Full value awards outstanding:
Restricted stock awards	70,750	55,000	28,500
Other stock awards	—	—	—
Common shares outstanding	5,658,585	2,792,885	2,765,636

Purposes

The purposes of the Plan are (i) to enable the Company and its affiliates to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long-range success; (ii) to provide incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company; and (iii) to promote the success of the Company’s business.

Shares Available for Issuance

The aggregate number of shares reserved for issuance under the Plan is 400,000. If any award granted under the Plan is canceled, forfeited or expires for any reason other than as a result of exercise, vesting or settlement, the shares associated with such award will be available for future awards under the Plan. In contrast, any shares withheld by the Company, delivered by a participant, or otherwise used to pay an option exercise price or withholding taxes associated with an award will not be available for future awards under the Plan. Further, in the event shares are withheld or delivered by a participant in connection with an option exercise, the number of shares available for future awards will be reduced by the gross number of shares to which the exercise relates, rather than the net number of new shares issued upon exercise; and in the event shares are not issued on settlement of a stock-settled stock appreciation right or other award, such shares will not be available for future awards under the Plan.

The 400,000 share limit, the terms of outstanding awards and the individual annual award limits (described below) will be adjusted by the Administrator (as defined below) in an equitable and proportionate manner to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan in the event of changes in the outstanding common stock of the Company or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization.

To date, restricted stock awards for 92,600 shares of common stock have been granted under the Plan. No other awards have been granted under the Plan.

Annual Limit on Awards

The maximum number of shares with respect to which a participant may be granted options and stock appreciation rights under the Plan in any calendar year is 15,000 shares. The maximum number of shares with respect to which a participant may be granted other types of awards in any calendar year under the Plan is 15,000 shares. An award to be settled in cash not counted toward the foregoing annual limits.

Administration

The Plan is administered by a committee composed of two or more non-employee directors appointed by the Board, except as otherwise determined by the Board; provided, that if no committee has been appointed, the Plan is administered by the Board (such committee or the Board, as applicable, the “Administrator”). Currently, the Administrator is the Compensation Committee of the Board. The Administrator has the power to select award recipients and grant awards on terms the Administrator considers appropriate. In addition, the Administrator will have the authority to interpret the Plan; to adopt, amend or waive rules and regulations for the Plan’s administration; to establish programs under which participants may elect to defer receipt of consideration upon exercise, vesting or settlement of an award; to accelerate the time at which an award becomes exercisable or vested; and to make all other determinations for administration of the Plan. The Administrator may delegate all or part of its authority to one or more directors who are not non-employee directors or to one or more officers, in either case with respect to awards to individuals not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility

Any individual who is, or whom the Administrator expects to become, an employee or director of, or consultant to, the Company or an affiliate thereof is eligible to become a participant. Under the Plan, an affiliate of the Company is a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Bank is considered an affiliate of the Company. As of May 4, 2020, the Company and its affiliates employed 315 individuals, and there were 16 non-employee directors of the Company and its affiliates.

Types of Awards

Stock Options. Stock options granted under the Plan will be nonstatutory options for federal income tax purposes. Nonstatutory options are options that are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”) governing incentive stock options (“ISOs”), or that do not qualify as ISOs under IRC Section 422. Although the Plan contains certain provisions pertaining to ISOs, those provisions are not operative at this time. Thus, it is not intended that ISOs will be granted under the Plan. A stock option entitles a recipient to purchase shares of common stock at a specified exercise price. The Administrator will fix the exercise price at the time the stock option is granted, provided the exercise price cannot be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant. If options are granted in substitution for outstanding employee awards in connection with a corporate transaction, the option price will be set in accordance with applicable tax rules, so as not to enlarge benefits under the outstanding awards. On May 4, 2020, the closing price per share of the Company’s common stock was $16.10.

The exercise price may be paid (i) in cash or (ii) in the discretion of the Administrator and subject to applicable Plan provisions and to terms approved by the Administrator, (a) by delivery of previously acquired shares with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, (b) using a stock for stock exchange using attestation of shares owned, whereby the participant receives a number of shares equal to the difference between the number of shares purchased on exercise and the number of identified attestation shares, (c) through a net share exercise whereby the Company withholds and retains sufficient shares issuable in connection with the stock option to cover the exercise price, (d) through a “cashless exercise” procedure established with a broker, or (e) through a combination of the foregoing.

Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Administrator, including the requirement that they will not be exercisable after 10 years from the date of grant.

Stock Appreciation Rights. The Administrator may award stock appreciation rights (“SARs”) either alone, or in relation to a stock option. Exercise of a SAR granted in relation to an option will reduce the shares for which the related option may be exercised by the number of shares with respect to which the SAR is exercised (and vice versa). Generally, on exercise of an SAR, the participant is entitled to receive an amount equal to the product of multiplying (i) the number of shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (a) the fair market value per share of common stock on the date of exercise of the SAR over (b) the SAR exercise price. SARs may be exercised at such times and subject to such conditions as may be prescribed by the Administrator. Payment must be in the form of cash, shares of common stock or a combination of cash and shares of common stock, as determined by the Administrator. The exercise price of a SAR may not be less than the fair market value on the date of grant. The term of a SAR cannot exceed 10 years from the date of grant.

Restricted Stock Awards. The Plan permits the grant of restricted stock awards that are subject to forfeiture until the restrictions established by the Administrator lapse and the restricted shares vest. A restricted stock award is an award of common stock that may be subject to restrictions on transferability and other restrictions as the Administrator determines in its sole discretion on the date of grant. The restrictions may lapse over a specified period of time based on continued employment or service and/or the achievement of certain performance objectives. Unless a restricted stock award agreement provides otherwise, a participant who receives a restricted stock award will have all the rights of a shareholder as to those shares, including the right to vote.

Restricted Stock Unit Awards. The Administrator may also award restricted stock units (“RSUs”) under the Plan. An RSU is an award stated with reference to a number of shares of common stock. The Administrator may place such restrictions on the vesting and settlement of RSUs as the Administrator deems appropriate, including restrictions relating to continued employment or service and/or achievement of certain performance objectives. The RSU may entitle the recipient to receive, upon satisfaction of the vesting conditions set forth in the RSU agreement, cash, shares of common stock or a combination of cash and shares of common stock. Holders of RSUs have no right to vote the shares represented by the units. Holders may be credited with cash and stock dividends paid by the Company in respect of its common stock (“dividend equivalents”). Any such dividend equivalents (i) may accrue interest or may be deemed reinvested in additional RSUs until payment and (ii) will be paid to the participant, in the form of cash or common stock with an equivalent value only if and when the related RSU is earned and settled. Subject to any exceptions authorized by the Administrator, RSUs will be forfeited if the restrictions on vesting, whether time-based or performance-based, established with respect to such awards are not satisfied.

RSUs may be awarded on terms that provide for settlement on a specified date or event that is later than the vesting date. Such RSUs are referred to in the Plan as “Deferred Stock Units,” and both the underlying award and any related dividend equivalents will be paid, if earned, on the date or event specified in the applicable award agreement.

Performance Share Awards. The Plan also provides for the grant of performance share awards, which function similarly to restricted stock awards or RSUs, as applicable. All performance share awards are earned only upon attainment of performance goals established by the Administrator and set forth in an award agreement.

Performance Compensation Awards. In addition to the foregoing types of awards, the Plan contains provisions relating to grants denominated as “performance compensation awards.” These provisions are no longer applicable due to changes in federal income tax laws. As described above, however, the Administrator may require specified performance goals to be attained as a condition of vesting, settlement or exercisability of any Plan award.

Restrictions on Transfer

In general, awards granted under the Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. The Plan permits the award of nonstatutory stock options that are transferable to immediate family members (or certain related trusts or entities) or, if permitted by a program established by the Administrator, to approved third parties in consideration for a cash payment.

Change in Control Provisions

In the event of a “change in control” (as defined in the Plan), unless otherwise provided in an award agreement, the following terms apply to Plan awards. In the event of a participant’s termination of service without cause or for good reason (such terms, as defined in the Plan) during the 24-month period following a change in control, options and stock appreciation rights shall become immediately exercisable in full, and restricted stock and RSUs shall become fully vested as of the date of the participant’s termination of service. In addition, in the event of a change in control, the Administrator may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash, shares of common stock or a combination of cash and shares of common stock, the value of such awards based upon the price per share of common stock received or to be received by shareholders of the Company in the change in control. In the case of an option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Administrator may cancel the option or stock appreciation right without the payment of consideration therefor.

The obligations of the Company under the Plan are binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its affiliates, taken as a whole.

Amendment and Termination

If not sooner terminated by the Board, the Plan shall terminate on April 1, 2027. The Board may amend or terminate the Plan at any time, provided that no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable state corporate law, federal and state securities law, the IRC, the rules of any stock exchange or quotation system on which the common stock is then listed or quoted, or any applicable laws of any foreign country or jurisdiction. Awards outstanding on the date of any such termination or amendment shall remain valid in accordance with their terms.

Summary of Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Nonstatutory Stock Options. The grant of a nonstatutory stock option will not result in taxable income to a participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. Special rules apply if a participant pays the exercise price of the option using shares previously owned by the participant.

Incentive Stock Options. As noted above, it is not intended that ISOs will be granted under the Plan. If ISOs were granted in the future, the following description of federal income tax consequences for ISOs would apply.

The grant of an ISO will not result in taxable income to a participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary (as defined for purposes of the relevant tax rules) during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise. This employment period is one year prior to the date of exercise if the participant is “disabled” (as defined in the IRC). The heirs of a participant are not subject to this tax rule. The difference between the fair market value of the shares on the exercise date over the exercise price is taken into account for alternative minimum tax purposes.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant or within one year after exercise, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and the Company will be allowed a corresponding deduction, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Special rules apply if a participant pays the exercise price of the option using shares previously owned by the participant.

Restricted Stock Awards. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. A participant may make a Section 83(b) election under the IRC to be taxed as compensation income based on the fair market value at time of grant, in which case the Company will be entitled to a corresponding deduction at that time. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.

Restricted Stock Units. A participant who has been granted restricted stock units or deferred stock units will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to such an award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received, and the Company will receive a corresponding deduction.

Performance Share Awards. Performance share awards are structured similarly to restricted stock awards or RSUs, as applicable, depending on the terms prescribed by the Administrator in the award agreement. Thus, the tax consequences of a performance share award will follow the tax consequences set forth above for restricted stock awards or RSUs, as applicable.

Benefits to Executive Officers and Directors

No new plan benefits table for the Plan is included in this document. Participation in the Plan is made at the Administrator’s discretion and is based on the performance of the Company. Accordingly, future awards under the plan are not determinable at this time. See “Executive Compensation” for additional information about equity awards previously granted under the Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information, as of December 31, 2019, relating to the Company’s stock-based compensation plans, pursuant to which awards may be granted from time to time in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, performance share awards, and performance compensation awards in the form of common stock.

	Number of Shares To be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plan
Equity compensation plans approved by shareholders	—	$—	—
Equity compensation plans not approved by shareholders	—	—	329,250

Total	—	$—	329,250

Shareholder Vote Required

The Blue Ridge Bankshares, Inc. Equity Incentive Plan will be approved by shareholders if holders of a majority of the shares voted at the Annual Meeting vote in favor of the action.

The Board recommends that shareholders vote “FOR” approval of this proposal to approve the Blue Ridge Bankshares, Inc. Equity Incentive Plan.

PROPOSAL 4 – RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon recommendation of the Audit Committee, has appointed the firm of Brown, Edwards & Company, LLP as independent registered public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2020.

Brown, Edwards & Company, LLP audited the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Representatives of Brown, Edwards & Company, LLP are expected to attend the Annual Meeting via the Internet, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although the Company’s bylaws do not require shareholder ratification or other approval of the retention of the Company’s independent registered public accounting firm, as a matter of good corporate governance, the Board is requesting that the shareholders ratify the appointment of Brown, Edwards & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Should the shareholders not ratify the appointment of Brown, Edwards & Company, LLP, it is contemplated that the appointment will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be taken into consideration for the selection of the independent registered public accounting firm for the following year.

The Board unanimously recommends that you vote “FOR” the approval of the ratification of the appointment of Brown, Edwards & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents aggregate fees paid or to be paid by the Company and the Bank for professional services rendered by Brown, Edwards & Company, LLP in 2019 and 2018. Audit fees include audit and review services, consents and review of documents filed with the SEC. Audit-related fees consist of research and consultation concerning financial accounting and reporting standards and audits of the Company’s benefit plans. Tax fees include preparation of federal and state tax returns and consultation regarding tax compliance issues.

Fees to Brown, Edwards & Company, LLP in 2019 and 2018

	Fiscal 2019	Fiscal 2018
Audit Fees	$153,331	$77,508
Audit-related Fees	10,000	—
Tax Fees	12,500	21,015

Total Fees	$175,831	$98,523

The Audit and Risk Governance Committee pre-approves all audit, audit related and tax services on an annual basis, and, in addition, authorizes individual engagements as needed.

REPORT OF THE AUDIT AND RISK GOVERNANCE COMMITTEE

The Audit and Risk Governance Committee of the Company oversees the Company’s financial reporting process on behalf of the Board. The Committee is elected by the Board. All members of the Committee are independent of management and the Committee operates under a written charter adopted by the Board and the Committee.

While management has the primary responsibility for the quality and integrity of the Company’s financial statements and reporting processes, the Audit and Risk Governance Committee provides assistance to management in fulfilling this responsibility. In its oversight responsibilities, the Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2019, and discussed the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

In addition, the Audit and Risk Governance Committee obtained from the Company’s independent registered public accounting firm the written disclosure and the letter required by the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit and Risk Governance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit and Risk Governance Committee also monitored the internal audit functions of the Company, including the independence and authority of its reporting obligation, the proposed audit plan for the coming year, and the adequacy of management response to internal audit findings and recommendations.

In reliance on the reviews and discussions referred to above, the Audit and Risk Governance Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Audit and Risk Governance Committee
Mensel D. Dean (Chair) Larry Dees Robert B. Burger, Jr. James E. Gander II Carolyn J. Woodruff

INTEREST OF DIRECTORS AND OFFICERS IN CERTAIN TRANSACTIONS

Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking relationships in the ordinary course of its business with directors, officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to the Company. These transactions do not involve more than the normal risk of collectability or present other unfavorable features.

There are no legal proceedings to which any director, officer, or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

The Company has not adopted a formal policy that covers the review and approval of related person transactions by the Board. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction, and any other material information. The Company’s Governance Committee also has the responsibility to review significant conflicts of interest involving directors or executive officers.

OTHER MATTERS

Management knows of no other business to be brought before the Annual Meeting. Should any other business properly be presented for action at the meeting, the shares represented by the enclosed proxy shall be voted by the persons named therein in accordance with their best judgment and in the best interests of the Company.

SHAREHOLDER NOMINATIONS AND PROPOSALS

For a shareholder to nominate a candidate for director at the Company’s Annual Meeting of Shareholders, notice of nomination must generally be received by the Corporate Secretary of the Company not less than 60 days and not more than 90 days prior to the one-year anniversary of the preceding year’s Annual Meeting. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the close of business on the later of the 60th day prior to such Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. The notice must describe various matters regarding the nominee and the shareholder giving the notice as required by the Company’s bylaws. It is presently anticipated that the Company’s 2021 Annual Meeting of Shareholders will be held on May 11, 2021. In order for a shareholder to nominate a candidate for director at the Company’s 2021 Annual Meeting, written notice of such nomination must be received by the Corporate Secretary of the Company at the Company’s corporate office no later than March 12, 2021 and no earlier than February 10, 2021, and meet all other applicable requirements set forth in the Company’s bylaws. If any shareholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with its 2021 Annual Meeting of Shareholders, the proposal must be in proper form and meet the requirements of Rule 14a-8 under the Exchange Act, and must be received by the Company at its corporate office no later than February 10, 2021, which the Company has determined to be a reasonable time before it expects to print and mail the proxy materials.

Communications with Directors

Any director may be contacted by writing to the named director, c/o Blue Ridge Bankshares, Inc., 1807 Seminole Trail, Charlottesville, Virginia 22901. Communications to the non-management directors as a group may be sent to the same address, c/o the Corporate Secretary of the Company. The Company promptly forwards all such correspondence to the indicated directors.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, excluding exhibits, as filed with the SEC can be obtained without charge by writing to the Company’s Corporate Secretary at Blue Ridge Bankshares, Inc., 1807 Seminole Trail, Charlottesville, Virginia 22901. This information may also be accessed, without charge, by visiting either the Company’s website at www.mybrb.com or the SEC’s website at www.sec.gov. The information on the Company’s website is not a part of this Proxy Statement.

Appendix A

BLUE RIDGE BANKSHARES, INC.

EQUITY INCENTIVE PLAN

1.    Purpose; Eligibility.

1.1    General Purpose. The name of this plan is the BLUE RIDGE BANKSHARES, INC. Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable BLUE RIDGE BANKSHARES, INC., a Virginia corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2    Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Directors, and Community/Advisory Board members of the Company and its Affiliates.

1.3    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.    Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee: (a) if the Employee is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect;(c) false or fraudulent misrepresentation inducing the director’s appointment;(d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, zero par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means BLUE RIDGE BANKSHARES, INC., a Virginia corporation, and any successor thereto.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an

Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 A hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” is April 1, 2017.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of IRC Section 424. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) If an Employee is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; and (u) completion of acquisitions or business expansion.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this Blue Ridge Bankshares, Inc. Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    Administration

3.1    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)    to construe and interpret the Plan and apply its provisions;

(b)    to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)    to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)    to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e)    to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)    from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)    to determine the number of shares of Common Stock to be made subject to each Award;

(h)    to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)    to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)    to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k)    to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)    to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m)    to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n)    to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)    to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)    to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2    Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3    Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4    Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5    Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.    Shares Subject to the Plan.

4.1    Subject to adjustment in accordance with Section 11, a total of 400,000 shares of Common Stock shall be available for the grant of Awards under the Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2    Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3    Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 15,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 15,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

4.4    Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5.    Eligibility.

5.1    Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2    Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.    Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1    Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2    Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3    Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4    Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the

Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5    Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6    Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7    Vesting of Options. Each Option that vests solely based on the continued service of the Participant shall vest and therefore become exercisable as determined by the Board for a period up to five years on the anniversaries of the Grant Date, subject to the Optionholder’s Continuous Service. Each Option that vests based on the achievement of performance or other criteria shall vest and therefore become exercisable as determined by the Board for a period up to five years from the Grant Date, subject to the achievement of applicable performance goals and the Optionholder’s Continuous Service. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8    Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10    Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11    Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.    Provisions of Awards Other Than Options.

7.1    Stock Appreciation Rights.

(a)    General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)    Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)    Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)    Vesting of Stock Appreciation Rights

Each Stock Appreciation Right shall vest and therefore become exercisable as determined by the Board for a period up to five years anniversaries of the Grant Date, subject to the Participant’s Continuous Service. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

(e)    Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)    Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)    Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2    Restricted Awards.

(a)    General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)    Restricted Stock and Restricted Stock Units

(i)

Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

(ii)

The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents./Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(c)    Restrictions

(i)

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)

Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)

The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)    Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and each Restricted Award that vests solely based on the continued service of the Participant shall vest as determined by the Board for a period up to five years on the anniversaries of the Grant Date, subject to the Participant’s Continuous Service. Each Restricted Award that vests based on the achievement of performance or other criteria shall vest as determined by the Board for a period up to five years from the Grant Date, subject to the achievement of applicable performance goals and the Participant’s Continuous Service.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)    Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)    Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3    Performance Share Awards.

(a)    Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)    Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4    Performance Compensation Awards.

(a)    General

The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such

Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b)    Eligibility

The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)    Discretion of Committee with Respect to Performance Compensation Awards

With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d)    Payment of Performance Compensation Awards

(i)	Condition to Receipt of Payment

Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)	Limitation

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(iii)	Certification

Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv)	Use of Discretion

In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)	Timing of Award Payments

Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

(vi)	Maximum Award Payable

Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 10,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $250,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

8.    Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.    Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.    Miscellaneous.

10.1    Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2    Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4    Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5    Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.    Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.    Effect of Change in Control.

12.1    Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 24-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

With respect to Performance Compensation Awards, in the event of a Participant’s termination of Continuous Service without Cause or for Good Reason, in either case, within 24 months following a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2    In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.    Amendment of the Plan and Awards.

13.1    Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2    Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3    Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4    No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5    Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.    General Provisions.

14.1    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2    Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3    Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.4    Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.5    Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6    Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7    Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9    Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.10    Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13    Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.14    Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15    Expenses. The costs of administering the Plan shall be paid by the Company.

14.16    Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.    Effective Date of Plan. The Plan shall be effective as of the Effective Date.

16.    Termination or Suspension of the Plan. The Plan shall terminate automatically on April 1st, 2027. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

17.    Choice of Law. The law of the Commonwealth of Virginia shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

18.    Regulatory Rescission. If any FDIC-insured institution controlled by Blue Ridge Bankshares, Inc. falls below minimum regulatory capital requirements then its primary federal regulator can direct the Company to require participants to exercise or forfeit stock rights.

ENDORSEMENT_LINE SACKPACK 000004 C123456789 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.Online Go to www.investorvote.com/BRBS or scan the QR code – login details are located in the shaded bar below.Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BRBS Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2020 Annual Meeting Proxy Card1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Andrew C. Holzwarth 02 - William W. Stokes 03 - Malcolm R. Sullivan, Jr- Term Expiring 2023 - Term Expiring 2023 - Term Expiring 2023 04 - Donald R. Vaughan 05 - A. Pierce Stone 06 - Mark W. Sisk- Term Expiring 2023 - Term Expiring 2021 - Term Expiring 2022 2 To approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 25,000,000. 4.To ratify the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020.For Against Abstain3. To approve the Blue Ridge Bankshares, Inc. Equity Incentive Plan.For Against AbstainB Authorized Signatures – This section must be completed for your vote to count. Please date and sign below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. C 1234567890 1UPX JNT 462704 039L6BMR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2020 Annual Meeting of Shareholders of Blue Ridge Bankshares, Inc. will be held on June 30, 2020, at 9:00 A.M. ET, virtually via the internet at www.meetingcenter.io/238238078.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.The password for this meeting is – BRBS2020.Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BRBS IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Blue Ridge Bankshares, Inc.2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting June 30, 2020Larry Dees, James E. Gander, II, and Robert S. Janney, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if present, at the Annual Meeting of Shareholders of Blue Ridge Bankshares, Inc. to be held on June 30, 2020 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted as directed by the undersigned shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees for election to the Board of Directors, and FOR Proposals 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address – Please print new address below. Comments – Please print your comments below.